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                                                                   EXHIBIT 10.47

                              ILEX ONCOLOGY, INC.

                             1995 STOCK OPTION PLAN
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                               TABLE OF CONTENTS



1.       Purposes of the Plan . . . . . . . . . . . . . . . . . . . . . . . .   1
2.       Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
3.       Scope of the Plan  . . . . . . . . . . . . . . . . . . . . . . . . .   3
4.       Administration . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
5.       Stock Subject to the Program; Adjustments Upon
         Changes in Capitalization  . . . . . . . . . . . . . . . . . . . . .   4
6.       Stock Options  . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
7.       General Provisions . . . . . . . . . . . . . . . . . . . . . . . . .   8
8.       Compliance with Other Laws and Regulations . . . . . . . . . . . . .   9
9.       Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
10.      Amendment or Termination of Program  . . . . . . . . . . . . . . . .  10
11.      Applicable Law . . . . . . . . . . . . . . . . . . . . . . . . . . .  11





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                              ILEX ONCOLOGY, INC.
                             1995 STOCK OPTION PLAN


1.       PURPOSES OF THE PLAN

         1.1. The purposes of the ILEX Oncology, Inc. 1995 Stock Option Plan are (a) to assist ILEX Oncology, Inc. in attracting and retaining in the employ of the Company and any Subsidiaries individuals of outstanding competence, and
(b) to provide performance incentives for officers, executives, key employees of and advisors and independent consultants to the Company and any Subsidiaries.

2.       DEFINITIONS

         Unless otherwise required by the context, the terms used in this Plan shall have the meanings indicated in this Section 2. Except where context indicates otherwise, the use of the masculine shall include the feminine, and the use of the singular shall include the plural.

         "Beneficiary": As applied to a participant in the Plan, a person or entity (including a trust or the estate of the participant) designated in writing by the participant on such forms as the Committee may prescribe to whom an Option may pass in the event of the death of the participant. If, at the death of a participant, there shall not be any living person or entity in existence so designated, the term "Beneficiary" shall mean the legal representative of the participant's estate.

         "Board or Board of Directors":  The Board of Directors of the Company.

         "Committee": The Option Committee of the Board of Directors or such other committee as may be designated by the Board of Directors under Section
4.1 to administer the Plan.

         "Common Stock": The common stock of the Compass, $.01 par value, or such other class of shares or other securities as may be applicable in accordance with Sections 5.1 and 5.2.

         "Company": ILEX Oncology, Inc., a Delaware corporation, its successors and assigns.

         "Consultant": An advisor or independent consultant to the Company who, in the opinion of the Committee, is in a position to make significant contributions to the Company or a Subsidiary. Should the Company under Section 8 of the Plan elect to register any of the shares of Common Stock covered by the Plan pursuant to Section 12 of the Securities Exchange Act of 1934, then as of the effective date of such registration, a non-employee director on the Company's Board of Directors shall not be considered a Consultant eligible to receive Options under the Plan.

         "Incentive Stock Option": A form of stock option which, by specific provision of the Internal Revenue Code of 1986, as amended, is not subject to federal income tax at





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
the time of its grant or exercise and is issuable only to employees of the corporation granting the option or a parent or subsidiary of such corporation.

         "Key Employee": An employee of the Company or of a Subsidiary regularly employed on a full-time basis, including an officer or director if he is such an employee, who, in the opinion of the Committee, is in a position to make significant contributions to the Company or a Subsidiary.

         "Market Value": As applied to a specific date and unless otherwise specifically defined in the text of the Plan, (i) the average of the high and low sale prices of the Common Stock for such date as reported on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system (or, if no such sales were reported for such date, on the next preceding date for which such sales were reported), or (ii) if the price of Common Stock is not reported on the NASDAQ system or any other national exchange, the fair market value as determined in good faith by the Committee.

         "Option" or "Stock Option": An option to purchase shares of Common Stock granted under Section 6. 1.

         "Optionee": A Key Employee or Consultant who has received an Option or Options under the Plan.

         "Permanent Disability": The permanent incapacity of a participant in the Plan to perform the usual duties of his employment by reason of physical or mental impairment. For this purpose, "Permanent Disability" shall be deemed to exist if Optionee is unable by reason of material physical or mental impairment to perform the duties of his regular position with the Company and is not expected to recover from his disability within a period of six months from the commencement of the disability. If at any time Optionee has claimed to be permanently disabled, a physician acceptable to both Optionee and the Committee (which acceptances shall not be unreasonably withheld) shall be retained by the Committee and shall examine Optionee. Optionee shall cooperate fully with the physician. If the physician determines that Optionee is permanently disabled, the physician shall deliver to the Committee a certificate certifying both that Optionee is permanently disabled and the date upon which the condition of permanent disability commenced. The determination of the physician shall be conclusive. For purposes of Options that are Incentive Stock Options, Permanent Disability shall be interpreted in a manner that is consistent with Internal Revenue Code Section 22(e)(3).

         "Plan": The ILEX Oncology, Inc. 1995 Stock Option Plan, as amended from time to time.

         "Restricted Stock": Shares of Common Stock issued or transferred subject to restrictions precluding a sale or other disposition for a period of time (other than as specifically may be permitted) and requiring, as a condition to retention, compliance with any other terms and conditions that may be imposed by the Committee.





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         "Retirement":  The termination of a participant's employment with the
Company and its Subsidiaries due to and consistent with the retirement policies of the Company and its Subsidiaries.

         "Rule 16b-3": As applied on a specific date, Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934 as then in effect or any other provision that may have replaced such Rule and be then in effect.

         "Subsidiary": Any corporation or other form of business association of which shares (or other ownership interests) having more than 50% of the voting power are owned or controlled, directly or indirectly, by the Company.

         "Supplement": Rules of general application consistent with the Plan adopted by the Committee as a supplement thereto for the administration or implementation of the Plan or a portion thereof.

3.       SCOPE OF THE PLAN

         The Plan shall apply to the Company and to any Subsidiaries which have not been specifically excluded by the Board of Directors.

4.       ADMINISTRATION

         4.1. The Plan shall be administered by a committee of two or more persons selected by the Board of Directors from its own membership, which shall be the Option Committee of the Board of Directors unless another committee of the Board shall be designated by the Board. Should the Company under Section 8 of the Plan elect to register any of the shares of Common Stock covered by the Plan pursuant to Section 12 of the Securities Exchange Act of 1934, no member of the Committee shall be eligible to participate in the Plan and no person shall be appointed to or shall serve as a member of the Committee unless at the time of such appointment and service such person shall be a "disinterested person," as defined in Rule 16b-3. Until changed by the Board of Directors, the Committee shall consist of the following directors: Robert V. West, Jr., M.D., Ruskin Norman, M.D., and George Ensley.

         4.2. The Committee shall have full power to interpret and administer the Plan and full authority to act in determining who shall be participants in the Plan, the number of Options to be granted to each participant, and the conditions, form, manner, time and terms of payment under such Options. The interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final, binding and conclusive on the Company, its stockholders, Subsidiaries, all participants and employees, and upon their respective Beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them.

         4.3. The Committee may adopt such rules, regulations and Supplements, not inconsistent with the provisions of the Plan, as it deems necessary (a) to determine participation in the Plan, the amount to be granted to each participant and the conditions, form, manner, time and terms of payment under such Options and (b) to





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
administer the Plan, and may amend or revoke any such rule, regulation or Supplement.

         4.4. No member or former member of the Committee or of the Company's Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder.
To the maximum extent permitted by applicable law, each member or former member of the Committee or of the Company's Board of Directors shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees and expenses of counsel) or liability (including any sum paid in settlement of a claim with the approval of the Company), arising out of any act or omission to act in connection with the Plan, unless arising out of such member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members or former members may have as directors or under the by-laws of the Company.

5.       STOCK SUBJECT TO THE PROGRAM; ADJUSTMENTS UPON CHANGES IN
CAPITALIZATION

         5.1. The aggregate number of shares of Common Stock which may be issued or transferred under the Plan shall not exceed 2,000,000, subject to Sections 5.2 and 6.2(l). Such shares may be authorized but unissued shares of Common Stock, shares of treasury stock or shares purchased for the Plan under
Section 7.5.

         5.2. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights of the Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class and per share price of shares of stock subject to outstanding Options under this Plan shall be appropriately adjusted in a manner as to entitle an optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class or classes of shares as he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares then reserved for issuance under this Plan shall be adjusted by substituting for the total number and class of shares of stock then reserved for the number and class or classes of shares of stock that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment.

         If the Company merges or consolidates with another corporation, whether or not the Company is a surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain





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
outstanding under the Plan, (a) subject to the provisions of clause (c) below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of an Option, to receive, in lieu of shares of Common Stock, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which the Option may be exercised.

         Except as expressly provided before in this Plan, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for shares, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of it shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

6.       STOCK OPTIONS

         6.1.    GRANTS OF OPTIONS.

         (a) The form or forms of Options and the number of shares of Common Stock to be made subject to such Options shall be determined by the Committee. Any or all Options granted to Key Employees under the Plan may be in the form of Incentive Stock Options, as determined by the Committee. Incentive Stock Options may be granted by the Committee in substitution for any Stock Option heretofore or hereafter granted to Key Employees under the Plan or under any prior stock option plans of the Company, and such substitution shall not be deemed the grant of a new or additional Option for any purpose under the Plan or otherwise, to the extent permitted by applicable law.

         (b) Subject to the adjustment provisions of Section 5.2, the maximum number of shares of Common Stock which may be issued or transferred to a participant subject to Stock Options shall not exceed such number as shall be fixed by the Committee from time to time.

         (c) Notwithstanding anything in the Plan to the contrary, the aggregate Market Value (determined on the date the Option is granted) of the Common Stock for which any Key Employee may be granted Incentive Stock Options in the calendar year in which such Options are first exercisable (under all plans of the Company or any Subsidiary which provide for the granting of Incentive Stock Options) shall not exceed $100,000. Consultants may not be granted Incentive Stock Options.

6.2. OPTION PROVISIONS. Options shall be subject to the following provisions:

         (a) Options may be granted only to Key Employees and Consultants selected by the Committee.





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         (b)     The Option price per share of Common Stock shall be determined by the Committee, but shall not be less than 100% of the Market Value thereof on the date the Option is granted.

         (c) The expiration date of each Option shall be established by the Committee at the time the Option is granted, but such date shall not be later than 10 years from the date the Option is granted. Except as required with respect to Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986, as amended, the Committee may extend the term of an Option which has a term of less than 10 years for a period ending not later than 10 years from the date of the Option grant and such extension shall not be deemed the grant of a new or additional Option for any purpose under the Plan or otherwise. The extension of the term of an Option shall be subject to the consent of the holder of the Option and may be made at any time prior to the expiration of the Option. Incentive Stock Options may not be granted more than 10 years after the Plan is adopted by the stockholders of the Company.

         (d) Options may be exercised as to all or any portion of the shares of Common Stock subject to the Option while the original Optionee has a relationship with the Company which confers eligibility to be granted Options, but not later than the expiration date specified in such Option.

         (e) Options granted to a Key Employee shall not be affected by any change in the nature of the Key Employee's employment so long as he continues to be employed by the Company or a Subsidiary. Approved leaves of absence shall not be considered a termination or interruption of full-time employment for any purpose of the Plan.

         (f) Each Option shall terminate if and when the Optionee shall cease to be an employee of or advisor or consultant to the Company or its Subsidiaries, except as follows (subject to the provisions of the Internal Revenue Code and applicable regulations of the U.S. Treasury Department concerning Incentive Stock Options):

                 (i) If an Optionee dies while an employee of the Company or a Subsidiary, his Option may be exercised to the extent that the Optionee could have done so at the date of his death by his Beneficiary, at any time, or from time to time, within one year after the date of the Optionees death but not later than the expiration date specified in such Option.

                 (ii) If an Optionees employment by the Company or a Subsidiary shall terminate because of Permanent Disability, such employee may exercise his Option, to the extent that he could have done so at the date of his termination of employment, at any time, or from time to time, within one year of such termination but not later than the expiration date specified in such Option.





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                 (iii)    If an Optionees employment by the Company or a
                          Subsidiary shall terminate due to Retirement, the Optionee may exercise any Option to the extent that he could have done so at the date of his termination of employment, at any time, or from time to time, within one year of such Retirement (three months in the case of an Incentive Stock Option) but not later than the expiration date specified in such Option.

                 (iv) Except as provided in the following provisions of this Section 6.2(f), if the Optionees employment by the Company or a Subsidiary shall terminate for any reason other than death, Permanent Disability or Retirement, he may exercise his Option, to the extent that he could have done so at the date of his termination of employment, at any time, or from time to time, within three months of the date of termination of his employment but not later than the expiration date specified in such Option.

                 (v) Notwithstanding anything in the Plan to the contrary, if an Optionees employment is terminated for cause, his ability to exercise such Option shall terminate on the date of his termination of employment. For this purpose, termination for "cause" shall include termination for reason of (i) Optionees conviction for, or plea of nolo contendere to, a felony, (ii) Optionees commission of an act involving self-dealing, fraud or personal profit materially injurious to the Company or a Subsidiary, (iii) Optionees commission of an act of willful misconduct or gross negligence in the conduct of his employment duties to the Company or a Subsidiary, (iv) habitual absenteeism or tardiness on the part of Optionee with respect to his employment with the Company or a Subsidiary, (v) Optionees breach or violation of any material internal policies or rules of the Company or a Subsidiary concerning the purchase and sale of that entity's common stock or other securities by employees of the Company or a Subsidiary, and (vi) Optionees breach of any material provision of any written employment agreement between Optionee and the Company or a Subsidiary. The Committee shall determine in its sole discretion whether a termination was made for cause.

                 (vi) Notwithstanding anything in the Plan to the contrary, the Committee may at any time with the consent of a majority of the disinterested directors of the Company's Board of Directors terminate an Option if it shall, in the reasonable exercise of its judgment, find that the Optionee has disclosed without the written consent of an authorized officer of the Company, to any person not employed by or engaged to render services to the Company or a Subsidiary, any material confidential information of the Company or a Subsidiary or has engaged in material competition with the Company or any Subsidiary or in any activities otherwise contrary to the best interests of the Company or a Subsidiary. The right to exercise the Option has been granted, and the compensation to be





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                          realized in the event of exercise has been provided,
                          upon the express understanding that the Optionee shall refrain from engaging in any activities contrary to the best interests of the Company.

         (g) If any Optionee is not an employee of the Company or a Subsidiary, but rather is a Consultant to the Company or a Subsidiary, the following provisions shall apply as if the Optionee were an employee of the Company or a Subsidiary:

                 (i) Section 6.2(f)(i) shall apply if the Consultant relationship terminates because of the Optionees death.

                 (ii) Section 6.2(f)(ii) shall apply if the Consultant relationship terminates because of the Optionees Permanent Disability.

                 (iii) Section 6.2(f)(iii) shall apply if the Consultant relationship terminates because of the Optionees retirement.

                 (iv) Section 6.2(f)(iv) shall apply if the Consultant relationship terminates for any other reason than the Optionees death, Permanent Disability or retirement.

                 (v) Notwithstanding paragraphs (f)(i) through (f)(iv), above, Section 6.2(f)(v) shall apply if the Consultant relationship is terminated by the Company or a Subsidiary for cause.

                 (vi)     Section 6.2(f)(vi) shall apply as written.

         (h) Subject to the provisions of Sections 6.2(c), (d), (e), (f) and (g) and of the Option agreement pursuant to which an Option is granted, Options may be exercised, in whole or in part, at any time during the term of the Option, except that no Option shall be exercisable prior to the date six months after date of grant of the Option.

         (i) An Option shall be considered exercised under the Plan on the date written notice is mailed (postage prepaid) or delivered to the Secretary of the Company advising of the exercise of a particular Option and transmitting payment of the Option price for the shares involved, but this provision shall not preclude exercise of an Option by any other proper legal method.

         (j) Options are not transferable other than by will or by the laws of descent and distribution, and during a participant's lifetime are exercisable only by the Optionee or by his or her guardian or legal representative.

         (k) The Committee may place such conditions and restrictions on the exercise of Options and on the transferability of shares of Common Stock received upon exercise of an Option, in addition to those contained herein, as it shall deem appropriate and, without limiting the generality of the





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
                 foregoing, may provide in the Option grant that shares of Common Stock issued or transferred upon exercise of the Option shall be shares of Restricted Stock subject to forfeiture upon failure to comply with such conditions and restrictions.

         (l) Following the death of a participant, and upon the request of the Beneficiary, the Company may at its election, (i) at any time while the Option may be exercised, purchase the Option at a price equal to the difference between the Market Value, on the date such request is mailed (postage prepaid) or delivered to the Secretary of the Company, of the shares of Common Stock subject to exercise and the Option price of such shares of Common Stock, or (ii) within thirty days following the exercise of an Option, purchase the shares of Common Stock so acquired at their Market Value on the date of exercise. The number of shares of Common Stock purchased by the Company shall be considered issued and transferred for purposes of Sections 5.1 and 6.2(c).

         (m) No shares of Common Stock shall be issued or transferred upon exercise of an Option until full payment therefor has been made. Such payment shall be made in cash. A holder of an Option shall have none of the rights of a stockholder until shares of Common Stock are issued or transferred as the result of the exercise of such Option. The proceeds received by the Company from the sale of Common Stock pursuant to the Plan shall be available for general corporate purposes.

7.       GENERAL PROVISIONS

         7.1. Neither the adoption of the Plan nor its operation, nor any booklet or other document describing or referring to the Plan, or any part thereof, (a) shall confer upon any employee any right to continue in the employ of the Company or any Subsidiary or shall in any way affect the right and power of the Company or any Subsidiary to dismiss or otherwise terminate the employment of any employee at any time for any reason with or without cause, or
(b) shall confer upon any advisor or consultant to the Company or any Subsidiary any right to continue in such capacity or shall in any way affect the right of the Company to terminate the advisory or consulting relationship at any time for any reason with or without cause. If the Company or any Subsidiary shall terminate the employment or advisory or consulting relationship of a participant for any reason, whether or not for cause, neither the Company nor such Subsidiary shall incur any liability to the participant due to the inability of the participant by reason of such termination to exercise thereafter any Option, to receive any grant under the Plan or to be eligible thereafter for any grant under the Plan.

         7.2. By accepting any benefits under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, all provisions of the Plan and any action or decision under the Plan by the Company, the Board of Directors or the Committee.





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
         7.3. Appropriate provision shall be made for all taxes which the Company requires to be withheld in connection with the exercise of Options, under the laws of any governmental authority, whether Federal, state or local and whether domestic or foreign. The Committee may in its discretion permit a participant to elect at any time, but in no event later than six months prior to the exercise of any Option, to have a portion of the shares subject to such exercise withheld by the Company for the purpose of satisfying any tax withholding under Federal, state or local tax laws.

         7.4. No rights under the Plan shall be assignable, either voluntarily (except as may specifically be permitted for gifts of Restricted Stock), or involuntarily by way of encumbrance, pledge, attachment, levy or charge of any nature (except as may be required by state or federal law). Notwithstanding anything in the Plan to the contrary, a participant may designate a Beneficiary to receive an Option in the event of the participant's death.

         7.5. Nothing in the Plan shall require the Company or any Subsidiary to segregate or set aside any funds or other property for the purpose of paying Common Stock upon the exercise of Options. No participant, Beneficiary or other person shall have any right, title or interest in any amount awarded under the Plan prior to payment thereof, or in any property of the Company or its Subsidiaries or affiliated corporations.

         7.6. It is contemplated that the Company, although under no legal obligation to do so, may from time to time purchase shares of Common Stock for the purpose of paying an Option, or for the purpose of replacing shares issued or transferred in payment of an Option. All shares so purchased shall, unless and until transferred in payment of such Option, be at all times the property of the Company available for any corporate purpose, and no participant or employee or Beneficiary, individually or as a group, shall have any right, title or interest in any shares of Common Stock so purchased.

         7.7. Headings are given to the sections of the Plan solely as a convenience to facilitate reference; neither such headings nor numbering or paragraphing shall be deemed in any way material or relevant to the construction of the Plan or any provision thereof.

         7.8. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall include within its meaning the plural and vice versa.

8. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant and exercise of Options thereunder, and the obligation of the Company to sell and deliver shares of Common Stock under such Options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. If at any time the Committee shall determine in its discretion that the listing, registration or qualification of the shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares under the Plan, no shares will





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
be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee. If shares are not required to be registered, but are exempt from registration, upon exercising all or any portion of an Option, the Company may require each Optionee (or any person acting under Section 6.2(f)(i)), to represent that the shares are being acquired for investment only and not with a view to their sale or distribution, and to make such other representations deemed appropriate by counsel to the Company. Stock certificates evidencing unregistered shares acquired upon exercise of Options shall bear any legend required by applicable state securities laws and a restrictive legend substantially as follows:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER WILL NOT REQUIRE REGISTRATION UNDER SUCH ACT OR UNDER THE SECURITIES LAWS OF ANY STATE.

9.       EFFECTIVE DATE

         The Plan shall become effective if and when, but not until, it is approved by the stockholders of the Company.

10.      AMENDMENT OR TERMINATE

         10.1. The Board of Directors may at any time and from time to time modify, revise or amend the Plan in such respects as the Board of Directors may deem advisable in order that the Options granted hereunder may conform to any changes in the law or in any other respect that the Board of Directors may deem to be in the best interests of the Company; provided, however, that without approval by the stockholders of the Company voting the proper percentage of its voting power, no such amendment shall make any change in the Plan for which stockholder approval is required in order to comply with (i) Rule 16b-3, (ii) the Internal Revenue Code of 1986, as amended, or regulatory provisions dealing with Incentive Stock Options, (iii) any rules for listed companies promulgated by any national stock exchange on which the Company's Common Stock is traded or
(iv) any other applicable rule or law. All Options granted under the Plan shall be subject to the terms and provisions of the Plan and any amendment, modification or revision of the Plan shall be deemed to amend, modify or revise all Options outstanding under the Plan at the time of the amendment, modification or revision.

         10.2. The Board of Directors may, by resolution adopted by a majority of the entire Board of Directors, at any time terminate the Plan or any portion thereof.

         10.3. No amendment or termination of the Plan or any portion thereof by the Board of Directors or the stockholders shall, without the consent of a participant,





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adversely affect any award previously made or any Option or any other rights previously granted to him.

11.      APPLICABLE LAW

         This Plan and all rights hereunder shall be governed, construed and administered in accordance with the laws of the State of Texas.





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